Exhibit  23(h)(15)(a)

                                    EXHIBIT A
                  to the Expense Limitation Agreement between
                              GARTMORE MUTUAL FUNDS
                                      and
                     GARTMORE GLOBAL ASSET MANAGEMENT TRUST

                                September 1, 2000
                           (As amended March 1, 2003)


Name of Fund/Class                            Expense Limitation for Fund/Class*
--------------------------------------------  ----------------------------------
Gartmore Emerging Markets Fund
   Class A                                                  1.55%
   Class B                                                  1.55%
   Class C                                                  1.55%
   Institutional Service Class                              1.55%

Gartmore International Growth Fund
   Class A                                                  1.40%
   Class B                                                  1.40%
   Class C                                                  1.40%
   Institutional Service Class                              1.40%

Gartmore Worldwide Leaders Fund
   Class A                                                  1.40%
   Class B                                                  1.40%
   Class C                                                  1.40%
   Institutional Service Class                              1.40%

Gartmore European Leaders Fund
   Class A                                                  1.40%
   Class B                                                  1.40%
   Class C                                                  1.40%
   Institutional Service Class                              1.40%

Gartmore Global Small Companies Fund
   Class A                                                  2.15%
   Class B                                                  2.75%
   Institutional Service Class                              1.82%

Gartmore International Small Cap Growth Fund
   Class A                                                  1.37%
   Class B                                                  1.37%
   Class C                                                  1.37%
   Institutional Service Class                              1.37%
   Institutional Class                                      1.37%


Gartmore OTC Fund
   Class A                                                  1.80%
   Class B                                                  2.40%
   Class C                                                  2.40%
   Institutional Service Class                              1.47%
   Institutional Class                                      1.32%

Gartmore Asia Pacific Leaders Fund
   Class A                                                  1.40%
   Class B                                                  1.40%
   Class C                                                  1.40%
   Institutional Service Class                              1.40%

Gartmore Global Financial Services Fund
   Class A                                                  1.40%
   Class B                                                  1.40%
   Class C                                                  1.40%
   Institutional Service Class                              1.40%

Gartmore Global Utilities Fund
   Class A                                                  1.20%
   Class B                                                  1.20%
   Class C                                                  1.20%
   Institutional Service Class                              1.20%

---------------
*Effective until at least February 29, 2004. These expense limitations may be revised to decrease the limitations after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at any time if mutually agreed upon by the parties.


                                        GARTMORE MUTUAL FUNDS


                                        By:    /s/ JAMES BERNSTEIN
                                        Name:  James Bernstein
                                        Title: Assistant Secretary


                                        GARTMORE GLOBAL ASSET MANAGEMENT
                                        TRUST


                                        By:    /s/ GERALD J. HOLLAND
                                        Name:  Gerald J. Holland
                                        Title: SVP - CAO